UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2015

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act..

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.                      Other Events.

On February 11, 2015, Omega Healthcare Investors, Inc. issued a press release announcing that it will redeem all of its outstanding 7.5% Senior Notes due 2020, or the 2020 Notes, and has mailed an irrevocable notice of redemption for such notes. The 2020 Notes will be redeemed in full on March 13, 2015. Pursuant to the terms of the indenture governing the 2020 Notes, Omega will redeem the outstanding 2020 Notes at a redemption price of 103.750% of their principal amount, plus accrued and unpaid interest to, but not including, the redemption date. A copy of the press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                Description of Exhibit

99.1                           Press Release dated February 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated:  February 11, 2015                                                                By: /s/ Robert O. Stephenson
Robert O. Stephenson
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.                Description of Exhibit

99.1                           Press Release dated February 11, 2015